UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	000-29599 (Commission File Number)	06-1559137 (IRS Employer Identification No.)

900 Bedford Street, Stamford, CT (Address of principal executive offices)		06901 (Zip Code)

Registrant’s telephone number, including area code (203) 252-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Patriot National Bancorp, Inc., a Connecticut corporation (“Patriot”), announced today that, on June 30, 2022, the Office of the Comptroller of the Currency (the “OCC”) conditionally approved the application of Patriot Bank, National Association (“Patriot Bank”) to substantially change its asset composition under 12 CFR 5.53 in connection with the transactions (the “Proposed Transactions”) contemplated by the Merger Agreement, dated November 14, 2021, between Patriot and American Challenger Development Corp. (“American Challenger”), as amended (the “Merger Agreement”). The OCC approval will automatically terminate if the Proposed Transactions are not consummated within six (6) months of June 30, 2022, unless the OCC grants an extension of the time period. The closing of the Proposed Transactions, including the merger of American Challenger with and into Patriot, with Patriot as the surviving corporation, and the closing of a capital raise of at least $875 million (the “Capital Raise”) by Patriot and Patriot Bank, remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement, including obtaining shareholder approval and other customary closing conditions as previously disclosed by Patriot. Negotiations regarding the Capital Raise and the acquisition of a commercial loan portfolio are ongoing.

On July 6, 2022, Patriot issued a press release announcing the receipt of the conditional OCC approval required under Merger Agreement with American Challenger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: July 6, 2022	By:	/s/ Joseph D. Perillo
Joseph D. Perillo
Executive Vice President and Chief Financial Officer